Exhibit 99.1

                   OMI Announces Regularly Quarterly Dividend,
            Additional Time Charters, and Status of Stock Repurchase



    STAMFORD, Conn.--(BUSINESS WIRE)--June 1, 2005--OMI Corporation (NYSE:OMM) of Stamford, Connecticut announced today that its Board of Directors has declared a dividend on its common stock of $.08 per share, payable on July 13, 2005 to holders of record on June 23, 2005.
    The Company also announced that it has repurchased 3,278,800 shares of its common stock under the authority to repurchase 4,250,000 shares announced in December, 2004 at an average price of $18.51. There are currently 83,052,491 shares of common stock outstanding.
    The Company further announced that it has entered into time charter agreements for five product carriers, all at higher rates than for previous charters on the vessels. It has entered into: (a) five-year time charters for two handysize product carriers (OHIO and ORONTES) commencing June 1, 2005. The existing time charters were scheduled to expire December 2005 and March 2006; (b) a three-year time charter for a handysize product carrier (SEINE) commencing in September 2005. The existing time charter expires in July 2005; and
(c) three-year time charters for two handymax product carriers (MOSELLE and ROSETTA) commencing upon completion of existing charters in February and March 2006.
    The Company's time charter revenue, which does not include any anticipated profit sharing on the ten vessels with profit sharing agreements, is $124.6 million for 2005, $137.4 million for 2006, $125.1 million for 2007 and $94.6 million for 2008.
    Craig H. Stevenson, Jr., Chairman and Chief Executive Officer commented that "these charters, which either commence at the conclusion of existing charters or replace existing charters, are at rates above those they follow or replace. Our level of secure revenue provides assurance of profitable years for us even if the currently strong Suezmax market were to weaken substantially over the next few years. Since we retain 68% of our deadweight tonnage in the spot market and will have ten vessels with profit sharing, we will continue to excel in strong markets."
    OMI's fleet is concentrated primarily into two vessel types, Suezmax tankers, which generally carry crude oil from areas of oil production to refinery areas, and product carriers ("clean" vessels), which generally carry refined petroleum products (such as gasoline and aviation fuel) from refineries to distribution areas. The fleet currently comprises 43 vessels aggregating approximately 3.6 million dwt, consisting of 15 Suezmaxes, 26 handysize and handymax product carriers and two Panamax product carriers. Currently, two of the Suezmax tankers are chartered-in: the OLIVER JACOB, whose charter expires June 2010 and the MAX JACOB, whose charter expires December 2006. The Company has agreed to charter-in two additional Suezmaxes, beginning in June and September of 2005, respectively.

    The following table of OMI's Fleet, all of which are double hull, includes, wholly owned vessels, chartered-in vessels and vessels to be acquired:




                              Type of   Year               Charter
Name of Vessel                 Vessel   Built      Dwt    Expiration
-----------------------      ---------  -----    -------  -----------
CRUDE OIL FLEET:
-----------------------
ARLENE                       Suezmax    2003     165,293       SPOT
INGEBORG                     Suezmax    2003     165,293       SPOT
SOMJIN                       Suezmax    2001     160,183       SPOT
HUDSON                       Suezmax    2000     159,999       SPOT
POTOMAC                      Suezmax    2000     159,999       SPOT
DELAWARE                     Suezmax    2002     159,452       SPOT
DAKOTA                       Suezmax    2002     159,435       SPOT
ADAIR                        Suezmax    2003     159,199       SPOT
ANGELICA                     Suezmax    2004     159,106       SPOT
JANET                        Suezmax    2004     159,100       SPOT
SACRAMENTO (A)               Suezmax    1998     157,411     May-12(P)
PECOS(A)                     Suezmax    1998     157,406     May-12(P)
SABINE                       Suezmax    1998     157,332       SPOT
OLIVER JACOB (B)             Suezmax    1999     157,327       SPOT
MAX JACOB (B)                Suezmax    2000     157,327       SPOT
                                              ----------
                                               2,393,862
                                              ----------
CLEAN FLEET:
-----------------------
OTTAWA                       Panamax    2003     70,297      Apr-08
TAMAR                        Panamax    2003     70,362      Jul-08
NECHES                       Handymax   2000     47,052      Oct-07
SAN JACINTO                  Handymax   2002     47,038      Apr-08
MOSELLE                      Handymax   2003     47,037      Feb-09
GUADALUPE                    Handymax   2000     47,037      Apr-08
AMAZON                       Handymax   2002     47,037      Apr-08
ROSETTA                      Handymax   2003     47,015      Mar-09
BRAZOS                       Handymax   2005     46,889        SPOT
LAUREN                       Handymax   2005     46,955        SPOT
JEANETTE                     Handymax   2004     46,955        SPOT
HORIZON                      Handymax   2004     46,955        SPOT
ORONTES                      Handysize  2002     37,383      May-10
OHIO                         Handysize  2001     37,278      May-10
GARONNE                      Handysize  2004     37,278      Apr-09(P)
GANGES                       Handysize  2004     37,178        SPOT
RUBY                         Handysize  2004     37,384        SPOT
ASHLEY                       Handysize  2001     37,270        SPOT
MARNE                        Handysize  2001     37,230        SPOT
LOIRE                        Handysize  2004     37,106      Feb-09(P)
FOX                          Handysize  2005     37,000      Jun-10(P)
SAONE                        Handysize  2004     36,986      Jul-09(P)
TRINITY                      Handysize  2000     35,834      Mar-10
MADISON                      Handysize  2000     35,828      Mar-10
RHONE                        Handysize  2000     35,775      May-07(P)
CHARENTE                     Handysize  2001     35,751      Sep-06(P)
ISERE                        Handysize  1999     35,438      Sep-06(P)
SEINE                        Handysize  1999     35,407      Aug-08
                                              ----------
                                              1,196,755
                                              ----------
Total Current Fleet                           3,590,617
                                              ----------

(A) Two Suezmax tankers currently operating on spot charters will begin seven year time charters in June 2005.

(B) Chartered -in vessel.

(P) Time charters with profit sharing.



    Currently, we have the following seven product carriers to be delivered and two Suezmax vessels to be chartered-in:



Vessels to be Acquired:

                                     Date To
                           Type of      Be                 Charter
Name of Vessel              Vessel   Delivered      Dwt   Expiration
---------------------     --------- ----------    ------  ----------

Vessels Under Construction:

THAMES                     Handymax    Jul-05      47,000      SPOT
TEVERE                     Handysize   Jul-05      37,000    Aug-10(P)
WABASH                     Handymax    Jan-06      47,000      SPOT
KANSAS                     Handymax    Mar-06      47,000      SPOT
RHINE                      Handysize   Mar-06      37,000      SPOT
REPUBLICAN                 Handymax    Apr-06      47,000      SPOT
PLATTE                     Handymax    May-06      47,000      SPOT
                                                ----------
Total Vessels Under Construction                  309,000
                                                ----------

Vessels to be Chartered-In:
CAPE BASTIA                Suezmax     Jun-05    160,000       SPOT
CAPE BONNY                 Suezmax     Sep-05    160,000       SPOT
                                                ----------
Total Vessels to be Chartered-In                 320,000
                                                ----------

Total Fleet  with Vessels to be
 Acquired                                       4,219,617
                                                ==========


    FORWARD LOOKING INFORMATION

    This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provided for under these sections. Wherever we use the words "believes," "estimates," "expects," "plan" "anticipates" and similar expressions identify forward-looking statements. Our forward-looking statements sometimes include, without limitation: management's current views with respect to certain future events and performance, estimates of when new vessels will be delivered by shipyards to the Company and when they may be chartered by customers and other factors discussed in OMI's filings to the SEC from time to time.

    Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed, projected, or implied by those forward-looking statements. All subsequent written and oral forward-looking statements attributable to persons acting on our behalf are expressly qualified in their entirety by the cautionary statements. We disclaim any intent or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.


    CONTACT: OMI Corporation
             Fredric S. London, 203-602-6789